UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2007

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

CAPITAL ADVISORS
GROWTH FUND

Annual Report

December 31, 2007

CAPITAL ADVISORS GROWTH FUND

January 31, 2008

Dear Shareholder,

We’re pleased to report that recent performance results have been good for the Fund.  The table on page-4 of this letter shows the Fund’s returns have exceeded the S&P 500 Index through December 31, 2007 on a six-month, 12-month, and 5-year basis.  For investors who hold Fund shares in a taxable portfolio these performance results are the same on a pre-tax and after-tax basis (assuming the investor did not sell any shares) since the Fund did not make any taxable distributions during this time period.

Turning to the future, we believe the sharp drop in global stock markets over the last few weeks combined with aggressive monetary action from the Fed and a likely fiscal stimulus package from Washington should begin the bottoming process in the U.S. stock market.  The surge to the downside in stocks from October through January seems to indicate capitulation from the “no-recession” side of the debate about the near-term outlook for the U.S. economy.  If we are to believe the message from recently sinking stock prices world-wide, investors should expect a recession in the U.S. economy in 2008.  In fact, some observers, including Bill Gross, who manages the world’s largest bond mutual fund, believe our economy may have already slipped into recession in December of last year.

Before hitting the panic button, however, consider how stocks have behaved during and after past economic recessions.  The table below documents the six recessions our economy has experienced in the last 40 years.

Stock Market Behavior During Recessions – 1969 - 2008

	Market Decline	Duration	Market Recovery	Duration
Recession	Into Recession[1]	Of Decline	Out of Recession	Of Recovery[2]
Dec.’69 to Nov.’70	-27.0%	11 months	44%	11 months
Nov.’73 to Mar.’75	-47.7%	21 months	52%	7 months
Jan.’80 to July ’80	-17.1%	2 months	40%	7 months
July ’81 to Nov.’82	-23.3%	12 months	64%	10 months
July ’90 to Mar.’91	-19.9%	4 months	40%	15 months
Mar.’01 to Nov.’01	-36.5%	12 months	21%	3 months
Oct.’07 to Jan.’08	-17.5%	??	??

Sources:  Standard & Poor’s data from Bloomberg and Morningstar; Recession data from the National Bureau of Economic Research; Market recovery data from Merrill Lynch; The S&P 500 Index measures stock market total-return performance.  Past performance is not indicative of future results.
____________________

1	This calculation represents the percentage decline from the market high during the 12-month period prior to the beginning of the recession.
2	This calculation represents the percentage increase from the market low reached during the recession to the first intermediate-term peak following the end of the recession.

CAPITAL ADVISORS GROWTH FUND

We would highlight the following insights from this data:

•
Much of any necessary adjustment in stocks to discount a recession may have already occurred.  The market’s decline of 16% peak-to-trough from early October to late January is within three percentage points of the drops associated with two of the six recessions in the past 40 years, while only two examples from this sample, 1973-75 and 2001, saw market declines more than 10 percentage points beyond the recent pull-back.

•
Stocks are already the cheapest they have been relative to bonds since the bear market low in 1974 (see graphic below).  This suggests to us that the current correction in stocks seems less likely to achieve the scope of the worst examples above because the starting point for the current pull-back was quite healthy from a valuation perspective, particularly relative to the 2001 recession.

•
The worst thing to do as an investor during a recession is to participate in the downturn and then miss the recovery.  Even if the market has further to fall before it bottoms out, the ultimate recovery should lift prices back to, and beyond current levels based upon data from past recessions and bear market cycles.

Comment:  “Fair Value” in the stock market at any given time is partly dependent upon the relative attractiveness of alternative investment options available in the marketplace.  The scatter gram above plots the relative earnings yield in the stock market (i.e. earnings divided by price, or the inverse of the P/E ratio) versus the 10-year government bond yield.  As of January 2008 the earnings yield in the stock market is close to 77% higher than the 10-year bond yield – a level not seen since September of 1974.

Source: Bloomberg, LP (Bonds); Value Line (Equity); 2007 P/E estimated by Value Line.  2008 P/E calculated by using Standard & Poor’s 2008 Operating Earnings estimates as of 12/31/07 and the S&P 500 Index Closing Price as of 01/04/08.

CAPITAL ADVISORS GROWTH FUND

PORTFOLIO STRUCTURE

The Fund held approximately 17% of its assets in cash reserves as of the end of January after reducing and/or eliminating certain stock holdings in recent weeks in anticipation of market volatility.  The primary value of this cash reserve to the Fund’s investment strategy is its role as “dry powder” to exploit opportunities that might surface in the wake of possible continued volatility in stocks.  With at least a portion of the Fund’s portfolio we are positioned to buy stocks after they decline without having to sell stocks that have also fallen to raise the needed capital.

One area of the market we hope to exploit is the beaten-down financial sector.  Our research into past sector-wide contractions comparable to the recent bear market in financial stocks suggests that if we are ultimately fortunate enough to initiate new positions in the stocks of banks, insurance companies, brokers, or money managers, within 25% of their bear-market lows, subsequent returns over the next three to five years can be very rewarding.  The Fund has already accumulated a healthy weighting in financial stocks as of this writing, but we hope to do even more if the correction in the sector deepens further in coming weeks and months.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2007 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Burlington Northern	6,965	81.46	83.23	3.77
J.P. Morgan Chase	12,900	43.07	43.65	3.66
Google	800	298.84	691.48	3.59
American Int’l. Group	9,100	61.54	58.30	3.45
Autodesk	10,090	34.02	49.76	3.26
Occidental Petroleum	6,500	38.57	76.99	3.25
American Express	9,200	64.76	52.02	3.11
Devon Energy	5,350	67.86	88.91	3.09
ITT Industries	7,150	58.90	66.04	3.07
Emerson Electric	8,300	38.46	56.66	3.06

Of the 39 common stocks held by the Fund as of December 31, 2007, the 10 largest holdings represented 33.31% of total assets.

CAPITAL ADVISORS GROWTH FUND

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending December 31, 2007

		Lipper Large-	Russell 1000
	Fund	Cap Growth	Growth	S&P 500
6-Months	3.58%	6.80%	3.41%	(1.37%)
12-Months	12.96	14.97	11.81	5.49
3-Years	8.37	9.01	8.68	8.62
5-Years	13.78	12.06	12.11	12.83
Inception	(1.34)	(3.11)	(2.93)	1.66
(12-31-99)

Gross Expense Ratio: 1.89%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 918.599.0045.

PURCHASE and SALES

A few of the larger positions added to the Fund since the mid-year report included American Express, Bank of America, Genentech, and Schlumberger.  Notable positions eliminated from the Fund in the second half of 2007 included Boeing, ConocoPhillips, and China Petroleum & Chemical.

NEW PURCHASES

American Express (Ticker: AXP)

American Express is a leading provider of lending, transaction, and travel related services to corporate and consumer customers.  Amex enjoys a profitable niche in its industry by catering to business customers and high-end consumers.  Annual spending per-card for Amex customers consistently runs multiples higher than comparable spending levels at competitors   Visa and MasterCard.  This dynamic allows Amex to charge a higher discount rate to the merchants that accept its credit and debit cards relative to competitors (the discount rate is the percentage of each transaction that goes to Amex, Visa, or MasterCard at the expense of the merchant executing the sale).

We are particularly enthusiastic about possible recovery potential in the stocks of un-secured lenders like Amex whenever financial stocks return to favor on Wall Street.  Since credit card loans are not secured by collateral,

CAPITAL ADVISORS GROWTH FUND

card vendors like Amex charge much higher interest rates relative to collateralized lenders in the mortgage, or auto sectors, for example.

This dynamic highlights two important advantages of the Amex business model:

1)	Amex commands a rational price (i.e. interest rate) for the risks it assumes in its lending business.

2)
Amex seems unlikely to suffer a major set-back to its lending business due to deterioration and/or miscalculation of the collateral that supports its loan book (compare this with the debacle currently unfolding in the housing market).

Bank of America (Ticker:  BAC)

Bank of America is one of the world’s largest financial services institutions, serving individual consumers, small and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management services.  The company serves clients in 175 countries and has relationships with 98 percent of U.S. “Fortune 500” companies, and 80 percent of the “Global Fortune 500.”  Bank of America operates more than 5,700 retail banking offices and nearly 17,000 ATMs.

We believe Bank of America’s recent stock price represents a compelling entry point into a world-class company.  At its recent quote the stock sells for 10.7-times consensus 2008 earnings (i.e. a P/E ratio of 10.7) which reflect analysts’ estimates that have already been significantly reduced.  Additionally, the company has grown its dividend for 30 consecutive years and currently offers a dividend yield of 6.1%.

Genentech (Ticker:  DNA)

Genentech is a leading biotechnology company that discovers, manufactures, and commercializes bio-therapeutics for significant medical needs.  The company’s products include treatments for cancer, rheumatoid arthritis, heart attack, stroke, growth hormone deficiency, cystic fibrosis, allergic asthma, plaque psoriasis and neo-vascular wet age-related macular degeneration.  Genentech controls distribution for its products in the United States, while using partnerships with other pharmaceutical companies (primarily Switzerland-based Roche Holdings, which owns roughly 50% of Genentech) to distribute its products internationally.

At the price the Fund paid for its Genentech stock we believe the Fund has a rare opportunity to participate in the biotech industry’s most developed pipeline of innovative products at a fair price (the stock was down 33% from its high reached in 2005 when the Fund initiated its position in late

CAPITAL ADVISORS GROWTH FUND

December).  Genentech stock currently trades at a discount to its large-cap biotech peers, which in our opinion is unwarranted in light of the company’s pipeline opportunities, numerous early stage drugs in development, lack of exposure to material patent expirations, healthy earnings growth, and strong financial position.

Schlumberger (Ticker: SLB)

Schlumberger is the world’s leading oilfield services company with operations in over 80 countries.  The company consists of two business segments – Schlumberger Oilfield Services and WesternGeco.  Schlumberger Oilfield Services is the worlds’ premier oilfield services company supplying a wide range of technology services and solutions to the international petroleum industry.  WesternGeco is the worlds’ largest and most technologically advanced seismic services company.

Our excitement for owning Schlumberger rests on the considerable growth opportunity the company should enjoy supporting the discovery and development of energy resources needed to support global economic expansion.  The world currently consumes an estimated 86 million barrels of oil per day with minimal spare capacity (excess daily supply over demand).  Despite record high oil prices for several years now supplies have not been growing fast enough to re-build a cushion of spare capacity in the global supply-demand equation.  The International Energy Association forecasts global oil demand should expand 2.2% per year to reach close to 96 million barrels a day by 2012.  We believe Schlumberger is the best positioned company globally to provide the advanced technologies needed to increase the energy supplies needed to meet this estimated demand.

ELIMINATED POSITIONS

Boeing (Ticker:  BA)

Boeing was sold from the Fund in early December following announcements of production and outsourcing delays on Boeing’s 787 Dreamliner aircraft, which forced management to push back the flight test and initial aircraft delivery schedule for this important program by six months.  Our paramount concern at the time was that management had yet to reduce its potentially overly optimistic goal of delivering 109 aircraft by the end of 2009.  Further, we felt these early setbacks could be the beginning of further unanticipated delays which might damage profitability in the intermediate term due to potentially higher development costs, higher production costs, and future penalty payments from late aircraft deliveries.  The risk of further project delays seemed likely to keep a lid on the stock until management could convince investors that its production and outsourcing issues have been resolved.

CAPITAL ADVISORS GROWTH FUND

ConocoPhillips (Ticker:  COP)

ConocoPhillips was sold from the Fund in early November.  We grew increasingly concerned about the ability of the global “majors” in the energy sector to replenish the oil and gas they produce each year.  This metric is commonly referred to as the “reserve-replacement ratio,” and it has been under 100% for three consecutive years at ConocoPhillips, meaning the company is not replacing the energy reserves it produces each year.  Ultimately, an energy company’s value is based on the assets it holds.  If a company’s assets are being depleted faster than they are being replaced the value of the company will fall over time.

China Petroleum & Chemical (Ticker:  SNP)

China Petroleum & Chemical was sold from the Fund in early November when the stock achieved our upside target price.  Between April 10, 2007, when the stock was purchased in the Fund, and November 2, 2007, when it was sold, the Fund realized a 70% profit on its investment, including dividends.

OUTLOOK

During times of stress in the asset markets it is important to remember that stock prices tend to recover before the fundamentals turn.  This has been true historically whether one is referring to the stocks of individual companies, or to the stock market as a whole.  For example, in each of the six recessions documented in this letter stocks had already begun their recovery before the recessions ended.  The shortest anticipation period was two months during the recessions of 1981 an 2001, while stocks bottomed out six months prior to the official end of the recession in 1969-70.

Time will tell if the U.S. economy can avoid recession in the coming year, but regardless of the outcome, it seems realistic to expect that much of the risk of recession from a stock market perspective might have been captured in the 16% decline in stocks between early October 2007 and January 22nd of this year.

Portfolio turnover in the Fund has been higher than average in recent months because the extreme volatility exhibited by global stock markets during this time created opportunities we hope to capitalize upon.  We view the recent disruption in the economy and the stock market as an opportunity to refresh the Fund’s portfolio with stocks of companies we believe can emerge stronger from the turmoil.  Several such opportunities have already been added to the Fund’s portfolio, while our current cash reserve representing 17% of total assets can serve as a loaded gun for others we hope to discover before market volatility subsides.

CAPITAL ADVISORS GROWTH FUND

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/Portfolio Manager	Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
President & CEO, Capital Advisors, Inc.	Vice President, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

The Lipper Large-Cap Growth Index is an index of equity mutual funds that emphasize large-cap growth stocks in their investment disciplines.  Returns in this index reflect the impact of expense ratios for the underlying mutual funds included in the index.  It is not possible to invest directly in this index.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (”P/E“)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 02/08

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the Capital Advisors Growth Fund versus the S&P 500® Index and the Lipper Large-Cap Growth Fund Index.

	Average Annual Total Return[1]
			Since Inception
	One Year	Five Year	(12/31/99)
Capital Advisors Growth Fund	12.96%	13.78%	-1.34%
S&P 500® Index	5.49%	12.83%	1.66%
Lipper Large-Cap Growth Fund Index	14.97%	12.06%	-3.11%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 7 days.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major  unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio,  and three-year earnings growth figure, compared to  the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

EXPENSE EXAMPLE at December 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07 – 12/31/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2007 (Unaudited), Continued

the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 – 12/31/07*
Actual	$1,000.00	$1,035.80	$7.70
Hypothetical (5% return	$1,000.00	$1,017.64	$7.63
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

ALLOCATION OF PORTFOLIO ASSETS – December 31, 2007 (Unaudited)

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2007
Shares	COMMON STOCKS - 94.35%	Value
	Air Freight & Logistics - 2.60%
4,500	FedEx Corp.	$401,265

	Biotechnology - 2.48%
5,700	Genentech, Inc.*	382,299

	Commercial Banks - 2.75%
10,300	Bank of America Corp.	424,978

	Communications Equipment - 3.86%
10,630	Cisco Systems, Inc.*	287,754
7,800	QUALCOMM, Inc.	306,930
		594,684
	Computers & Peripherals - 2.76%
22,950	EMC Corp.*	425,264

	Consumer Finance - 4.85%
9,200	American Express Co.	478,584
5,700	Capital One Financial Corp.	269,382
		747,966
	Diversified Financial Services - 5.21%
12,900	JPMorgan Chase & Co.	563,085
3,500	Principal Financial Group, Inc.	240,940
		804,025
	Diversified Telecommunication Services - 2.54%
9,435	AT&T, Inc.	392,119

	Electrical Equipment - 3.05%
8,300	Emerson Electric Co.	470,278

	Energy - 1.62%
4,100	Marathon Oil Corp.	249,526

	Energy Equipment & Services - 3.00%
4,700	Schlumberger Ltd.#	462,339

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued
Shares		Value
	Financial Services - 2.50%
10,800	Brookfield Asset Management, Inc. - Class A#	$385,236

	Food & Staples Retailing - 2.54%
9,610	Whole Foods Market, Inc.	392,088

	Health Care Providers & Services - 2.26%
6,000	UnitedHealth Group, Inc.	349,200

	Hotels, Restaurants & Leisure - 5.26%
4,000	Wynn Resorts, Ltd.	448,520
9,500	Yum! Brands, Inc.	363,565
		812,085
	Household Products - 2.14%
4,500	Procter & Gamble Co.	330,390

	Industrial Conglomerates - 1.95%
8,120	General Electric Co.	301,008

	Information Retrieval Services - 3.59%
800	Google, Inc. - Class A*	553,184

	Insurance - 3.44%
9,100	American International Group, Inc.	530,530

	Internet & Catalog Retail - 2.56%
11,900	eBay, Inc.*	394,961

	Machinery - 3.06%
7,150	ITT Corp.	472,186

	Media - 2.43%
479	Citadel Broadcasting Corp.	987
10,460	Time Warner, Inc.	172,694
6,250	The Walt Disney Co.	201,750
		375,431
	Oil & Gas - 9.76%
5,350	Devon Energy Corp.	475,668

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued
Shares		Value
	Oil & Gas - 9.76%, Continued
6,500	Occidental Petroleum Corp.	$500,435
2,650	Suncor Energy, Inc.#	288,135
4,700	XTO Energy, Inc.	241,392
		1,505,630
	Pharmaceuticals - 3.60%
4,800	Genzyme Corp.*	357,312
3,640	Novartis AG - ADR	197,688
		555,000
	Road & Rail - 3.76%
6,965	Burlington Northern Santa Fe Corp.	579,697
	Software - 3.25%
10,090	Autodesk, Inc.*	502,078

	Specialty Retail - 4.82%
4,960	Abercrombie & Fitch Co. - Class A	396,651
17,590	CarMax, Inc.*	347,403
		744,054
	Technology/Hardware - 2.71%
2,110	Apple, Inc.*	417,949

	Total Common Stocks (Cost $12,639,227)	14,555,450

	SHORT-TERM INVESTMENTS - 7.90%
1,219,002	SEI Daily Income Trust Government Fund
	(Cost $1,219,002)	1,219,002
	Total Investments in Securities
	(Cost $13,858,229) - 102.25%	15,774,452
	Liabilities in Excess of Other Assets - (2.25)%	(346,585)
	Net Assets - 100.00%	$15,427,867

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2007

ASSETS
Investments in securities, at value
(identified cost $13,858,229)	$15,774,452
Receivables
Dividends and interest	16,133
Fund shares sold	65,623
Prepaid expenses	2,071
Total assets	15,858,279

LIABILITIES
Payables
Due to advisor	5,541
Securities purchased	383,784
Audit fees	17,300
Shareholder reporting	5,756
Transfer agent fees and expenses	4,298
Fund accounting fees	5,140
Distribution fees	3,285
Administration fees	2,628
Custody fees	776
Chief Compliance Officer fee	1,017
Accrued other expenses	887
Total liabilities	430,412

NET ASSETS	$15,427,867

Net asset value, offering and redemption price per share
[$15,427,867 / 858,875 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$17.96

COMPONENTS OF NET ASSETS
Paid-in capital	$18,851,081
Accumulated net realized loss on investments	(5,339,437)
Net unrealized appreciation on investments	1,916,223
Net assets	$15,427,867

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2007

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $2,325)	$181,203
Interest	23,955
Total income	205,158
Expenses
Advisory fees (Note 3)	114,345
Distribution fees (Note 4)	38,115
Professional fees	31,445
Administration fees (Note 3)	30,745
Fund accounting fees (Note 3)	20,776
Transfer agent fees and expenses (Note 3)	16,585
Miscellaneous fees	6,648
Registration fees	6,655
Chief Compliance Officer fee (Note 3)	6,551
Trustee fees	6,159
Custody fees (Note 3)	5,279
Shareholder reporting	4,213
Total expenses	287,516
Less: advisory fee waiver (Note 3)	(58,826)
Net expenses	228,690
Net investment loss	(23,532)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	2,454,721
Net change in unrealized appreciation on investments	(607,712)
Net realized and unrealized gain on investments	1,847,009
Net Increase in Net Assets
Resulting from Operations	$1,823,477

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(23,532)	$(56,413)
Net realized gain from investments	2,454,721	1,650,192
Net change in unrealized
depreciation on investments	(607,712)	(553,160)
Net increase in net assets
resulting from operations	1,823,477	1,040,619

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(2,646,167)	(1,548,783)
Total decrease in net assets	(822,690)	(508,164)

NET ASSETS
Beginning of year	16,250,557	16,758,721
End of year	$15,427,867	$16,250,557
Includes undistributed
net investment loss of	$—	$—

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	131,945	$2,309,154	143,340	$2,159,024
Shares redeemed	(295,351)	(4,955,321)	(248,418)	(3,707,807)
Net decrease	(163,406)	$(2,646,167)	(105,078)	$(1,548,783)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$15.90	$14.87	$14.11	$12.54	$9.42

Income from investment
operations:
Net investment loss	(0.03)	(0.06)	(0.12)	(0.08)	(0.08)
Net realized and
unrealized gain
on investments	2.09	1.09	0.88	1.65	3.20
Total from investment
operations	2.06	1.03	0.76	1.57	3.12

Net asset value,
end of year	$17.96	$15.90	$14.87	$14.11	$12.54

Total return	12.96%	6.93%	5.39%	12.52%	33.12%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$15,428	$16,251	$16,759	$16,535	$14,309
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.89%	1.88%	1.88%	1.86%	2.10%
After expense
reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment
loss to average net assets:
Before expense
reimbursement	(0.54%)	(0.72%)	(1.18%)	(0.96%)	(1.38%)
After expense
reimbursement	(0.15%)	(0.34%)	(0.80%)	(0.60%)	(0.78%)
Portfolio turnover rate	78.78%	72.95%	80.37%	73.38%	58.95%

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2007

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Effective June 29, 2007, the Fund adopted FIN 48.  Management reviewed the tax positions in the open tax years 2004 to 2007 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than 7 days.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2007, the Fund decreased undistributed net investment loss by $23,532 and decreased paid-in capital by $23,532 due to certain permanent book and tax differences.

G.
New Accounting Pronouncements:  In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2007, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2007, the Fund incurred $114,345 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2007, the Advisor reduced its fees in the amount of $58,826; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $183,343 at December 31, 2007.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$61,028
2009	63,489
2010	58,826
$183,343

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended December 31, 2007, the Fund incurred $30,745 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended December 31, 2007, the Fund incurred $20,776, $12,000, and $5,070 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended December 31, 2007, the Fund was allocated $6,551 of the Chief Compliance Officer fee.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2007, the Fund paid the Distribution Coordinator  $38,115.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,672,178 and $15,112,320, respectively.

NOTE 6 - INCOME TAXES

As of December 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:
Cost of investments	$13,858,229
Gross tax unrealized appreciation	$2,345,388
Gross tax unrealized depreciation	(429,165)
Net tax unrealized appreciation	$1,916,223
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/losses	$(5,339,437)
Total accumulated earnings/(losses)	$(3,423,214)

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

The Fund had a capital loss carryforward of $5,339,437 which expires as follows:

Year	Amount
2010	$(5,043,096)
2011	(296,341)
$(5,339,437)

During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $2,454,721.

There were no distributions paid during the years ended December 31, 2007 and 2006.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of
Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2008

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2007 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Walter E. Auch, Age 86	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Sound Surgical Technologies, LLC, Consulting
Group Capital Markets Funds (Smith Barney) (11 portfolios) and The
UBS Funds (57 portfolios)
James Clayburn LaForce, Age 79	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden Funds (21 portfolios), The Metzler/
Payden Investment Group (6 portfolios), and Arena Pharmaceuticals
Donald E. O’Connor, Age 71	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly Financial Consultant and Executive
Vice President and Chief Operating Officer of ICI Mutual
Insurance Company (until January 1997).
Other Directorships: The Forward Funds (16 portfolios)
George J. Rebhan, Age 73	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds (6 portfolios)
George T. Wofford III, Age 68	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Federal Home Loan Bank of San Francisco.
Other Directorships: None

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

OFFICERS

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Jeanine M. Bajczyk, Age 42	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (since
May 2006); Senior Counsel, Wells Fargo Funds Management, LLC
(May 2005 to May 2006); Senior Counsel, Strong Financial
Corporation (January 2002 to April 2005).
Douglas G. Hess, Age 40	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
President
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).
Cheryl L. King, Age 46	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Assistant Vice President, Compliance and Administration,
U.S. Bancorp Fund Services, LLC (since October 1998).
Joe D. Redwine, Age 60	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Chairman
President, Chief Executive Officer, U.S. Bancorp Fund
Services, LLC (since May 1991).
Robert M. Slotky, Age 60	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Vice President, Chief Compliance Officer, AML Officer
Vice President, U.S. Bancorp Fund Services, LLC (since July
2001); formerly Senior Vice President, Investment Company
Administration, LLC (May 1997 to July 2001).

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 12, 2007, the Board, all of whom are independent and not interested persons of any advisor, the Distributor or any major service provider to the Fund, considered and approved the continuance of the Advisory Agreement for the Capital Advisors Growth Fund for an additional one-year term.  Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund.  This information, together with the information provided to the Independent Trustees since the Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance.  The Board noted the Advisor’s commitment to responsible Fund growth.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreements and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as compiled by Lipper, Inc. (an independent ranking and analytical organization that had

CAPITAL ADVISORS GROWTH FUND

BOARD REVIEW OF ADVISORY AGREEMENT, Continued

independently selected funds that Lipper believed were appropriate for comparison purposes), and the Fund’s benchmark index or indices.

The Board noted the Fund’s year-to-date, one-year, three-year, five-year, and since inception performance returns for the periods ended October 31, 2007. In particular, the Board noted that the Fund’s performance for the above periods was above the median of its peer group.  The Fund outperformed the S&P 500® Index for the year-to-date, one-year, three-year and five-year periods, but underperformed the index for the since inception period ended October 31, 2007.  The Fund also outperformed the Lipper Large Cap Growth Fund Index for the year-to-date, five-year, and since inception periods, but trailed the index for the one-year and three-year periods ended October 31, 2007. The Fund outperformed its third index, the Russell 1000® Index, for the year-to-date, one-year and five-year periods, though it underperformed this index for the 3-year and since inception periods ended October 31, 2007.  The Board considered the fact that the Fund’s recent quarter-to-date, one-year, three-year and since inception performance periods ended October 31, 2007 placed the Fund in the second quartile among its peer group, while the Fund’s five-year performance placed the Fund in the first quartile among its peer group.  The Board considered these comparisons helpful in its assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor’s reports.  The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEES UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and accounts for other types of other similar accounts managed by the Advisor, as well as all expense waivers and reimbursements.  The Board viewed such information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds.

The Board noted that the Fund’s gross contractual investment advisory fee was higher than the peer group average while the net investment

CAPITAL ADVISORS GROWTH FUND

BOARD REVIEW OF ADVISORY AGREEMENT, Continued

advisory fee was much lower than the peer group average.  The Board also considered the Fund’s total expense ratio, noting that the Advisor had agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that while the Fund’s total expense ratio was above its peer group average (after considering expense waivers), the Fund’s gross investment advisory fee was lower than the fee charged by the Advisor to its other investment management accounts with similar investment policies.  The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement in this respect.  It was also noted that the Fund’s Rule 12b-1 fees were at an acceptable level.  After taking into account this information and considering all waivers and reimbursements, the Board concluded that the advisory fee paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund’s expense ratio begins to show signs of reduction. As the level of the Fund’s assets grows, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses indefinitely so that the Fund does not exceed its specified expense limitation, and the Advisor is of the opinion that breakpoints will be appropriate when the Fund has grown to a larger size.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered that the Advisor benefits from positive reputational value in advising the Fund.  The Board noted that the Advisor continued to subsidize a portion of the investment advisory fees, and reviewed the Advisor’s compliance with its reimbursement requirements.  The Board also considered the Advisor’s estimate of the Fund asset level at which it would reach a breakeven level by covering allocated overhead costs.  The Board considered the Rule 12b-1 fees paid to the Advisor for the sale and distribution of shares and shareholder

CAPITAL ADVISORS GROWTH FUND

BOARD REVIEW OF ADVISORY AGREEMENT, Continued

services.  After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund, and that the Fund’s shareholders were receiving reasonable value in return for the advisory fees paid.  The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
320 Boston Street, Suite 825
Tulsa, Oklahoma 74103

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/07	FYE 12/31/06
Audit Fees	$14,700	$14,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/07	FYE 12/31/06
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/6/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/6/2008

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  3/6/2008

* Print the name and title of each signing officer under his or her signature.